UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 25, 2025

CONCENTRIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39494	27-1605762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

39899 Balentine Drive, Suite 235, Newark, California	94560
(Address of principal executive offices)	(Zip Code)

(800) 747-0583
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CNXC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2025, the stockholders of Concentrix Corporation (the “Company” or “Concentrix”) approved an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended to permit stockholders owning at least 25% of the Company’s common stock (the “Required Ownership”) to call a special meeting of stockholders, subject to certain notice, information, and other requirements set forth in the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”). The Charter Amendment became effective upon filing with the Secretary of State of the State of Delaware on March 25, 2025.

In connection with the stockholder approval of the Charter Amendment and effective upon the filing of the Charter Amendment on March 25, 2025, the Board of Directors (the “Board”) of the Company made certain amendments to Article 2, Section 2.3 of the Bylaws (the “Bylaws Amendment”) to provide appropriate procedures for and limitations on the calling of special meetings of stockholders, including:

•that the Required Ownership must be a “net long position” that has been continuously held by the requesting stockholders for at least one year prior to the date the special meeting request is submitted to the Company and that the requesting stockholders provide documentary evidence of such position and holding period;

•that any stockholder requests for a special meeting will be deemed revoked (and any related special meeting cancelled) if the requesting stockholders’ net long position is less than the Required Ownership at any time between the date of the request and the date of the applicable special meeting; and

•that a special meeting is not required to be called in response to a request that (i) is received by the Company during the period commencing 90 days prior to the first anniversary of the Company’s most recent annual meeting and ending on the date of the Company’s next annual meeting, (ii) is within 90 days prior to an annual or special meeting called by the Company, (iii) fails to comply with the procedural requirements for requesting a special meeting set forth in the Bylaws, or (iv) relates to an item of business that is improper under applicable law or is identical or substantially similar to an item presented at an annual or special meeting within the preceding 120 days.

The foregoing summary of the Charter Amendment and the Bylaws Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the Bylaws Amendment, which is filed as Exhibit 3.2 to this Current Report on Form 8-K, and each of which is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On March 25, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) for which the Board solicited proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

At the Annual Meeting, the Company’s stockholders (1) elected ten directors to serve on the Company’s Board of Directors, (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2024, (3) approved, on an advisory basis, the compensation of the Company’s named executive officers, (4) approved a management proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to permit stockholders owning at least 25% of Concentrix’s common stock to call a special meeting of stockholders, and (5) did not approve a shareholder proposal regarding the shareholder ability to call for a special shareholder meeting.

Set forth below are the final voting results for these proposals, each of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 13, 2025:

1.The election of ten directors to serve on the Company’s Board of Directors for terms expiring at the Company’s 2026 Annual Meeting of Stockholders.

Nominee	For	Withhold	Broker Non-Votes
Christopher Caldwell	53,158,754	480,302	2,684,698
Teh-Chien Chou	53,253,543	385,513	2,684,698
LaVerne Council	53,308,917	330,139	2,684,698
Jennifer Deason	53,312,997	326,059	2,684,698
Olivier Duha	50,714,627	2,924,429	2,684,698
Nicolas Gheysens	53,115,929	523,127	2,684,698
Kathryn Hayley	52,852,679	786,377	2,684,698
Kathryn Marinello	53,336,255	302,801	2,684,698
Dennis Polk	50,838,471	2,800,585	2,684,698
Ann Vezina	53,243,586	395,470	2,684,698

2.The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for fiscal year 2025.

For	Against	Abstain	Broker Non-Votes
56,173,423	34,272	116,059	—

3.The approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Company’s proxy statement.

For	Against	Abstain	Broker Non-Votes
52,414,139	1,143,058	81,859	2,684,698

4.     The approval of a management proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to permit stockholders owning at least 25% of our common stock to call a special meeting of stockholders.

For	Against	Abstain	Broker Non-Votes
46,548,756	389,456	6,700,844	2,684,698

5.     Shareholder proposal to give shareholders the ability to call for a special shareholder meeting.

For	Against	Abstain	Broker Non-Votes
20,878,094	32,711,775	49,187	2,684,698

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Document Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Concentrix Corporation, as amended, filed on March 25, 2025.

3.2	Amendment No. 3 to the Amended and Restated Bylaws of Concentrix Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2025	CONCENTRIX CORPORATION

	By:	/s/ Jane C. Fogarty
Jane C. Fogarty Executive Vice President, Legal